UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2015

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

MetLife, Inc. (the “Company”) expects to issue 1,500,000 shares of its 5.250% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C (the “Series C Preferred Shares”) on June 1, 2015. The terms of the Series C Preferred Shares will restrict the Company’s ability to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of stock of the Company that rank junior to, or on parity with, the Series C Preferred Shares, in the event that the Company does not declare and pay (or set aside) dividends on the Series C Preferred Shares for the last preceding dividend period. The foregoing description of certain terms of the Series C Preferred Shares is not complete and is qualified in its entirety by the Certificate of Designations for the Series C Preferred Shares, which more fully describes the terms of the Series C Preferred Shares; a copy of the Certificate of Designations is attached as Exhibit 3.1 hereto and incorporated herein by reference.

The Company offered the Series C Preferred Shares pursuant to the underwriting agreement described in Item 8.01 below, its shelf registration statement on Form S-3 (File No. 333-192366), filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 15, 2013, and the prospectus supplement related to the Series C Preferred Shares dated May 27, 2015 that the Company filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2015, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series C Preferred Shares. The Certificate of Designations became effective upon filing, and a copy is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On May 27, 2015, the Company entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) (the “Underwriting Agreement”) and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the “Pricing Agreement”) relating to the sale of the Series C Preferred Shares, each among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”).

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

1.1	Underwriting Agreement, dated May 27, 2015, among the Company and the representatives of the Underwriters.

1.2	Pricing Agreement, dated May 27, 2015, among the Company and the representatives of the Underwriters.

3.1	Certificate of Designations with respect to the Series C Preferred Shares of the Company, dated May 28, 2015.

4.1	Certificate of Designations with respect to the Series C Preferred Shares of the Company, dated May 28, 2015 (see Exhibit 3.1 above).

4.2	Form of Series C Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 above).

12.1	Statement Re: Calculation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: May 28, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

1.1	Underwriting Agreement, dated May 27, 2015, among the Company and the representatives of the Underwriters.

1.2	Pricing Agreement, dated May 27, 2015, among the Company and the representatives of the Underwriters.

3.1	Certificate of Designations with respect to the Series C Preferred Shares of the Company, dated May 28, 2015.

4.1	Certificate of Designations with respect to the Series C Preferred Shares of the Company, dated May 28, 2015 (see Exhibit 3.1 above).

4.2	Form of Series C Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 above).

12.1	Statement Re: Calculation of Ratios of Earnings to Fixed Charges and Preferred Stock Dividends.